Exhibit 10.6

GUARANTEE JOINDER AGREEMENT
This GUARANTEE JOINDER AGREEMENT, dated June 12, 2013 (this “Joinder Agreement”) is delivered pursuant to that certain Credit Agreement, dated as of May 16, 2012 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among FIVE BELOW, INC., the Lenders party thereto from time to time and GOLDMAN SACHS BANK USA, as Administrative Agent and Collateral Agent.
Section 1.    Pursuant to Section 5.11 of the Credit Agreement, the undersigned hereby:
(a)    agrees that this Joinder Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;
(b)    represents and warrants that each of the representations and warranties contained in each of the Loan Documents and applicable to the undersigned are true and correct in all material respects on and as of the date set forth below, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; and
(c)    agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code and in accordance with Article 7 of the Credit Agreement.
Section 2.
The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Guarantee Joinder Agreement. Neither this Guarantee Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Guarantee Joinder Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.01 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Guarantee Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTEE JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the undersigned has caused this Guarantee Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.
FIVE BELOW MERCHANDISING, INC.
By: /s/ Thomas Vellios
Name: THOMAS VELLIOS
Title: PRESIDENT

Address for Notices:
Five Below Merchandising, Inc.
1818 Market Street, Suite 1900
Philadelphia, PA 19103
Attention: Thomas Vellios

with a copy to:

Pepper Hamilton LLP
Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Attention: Barry M. Abelson, Esquire

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

GOLDMAN SACHS BANK USA,
as Administrative Agent and Collateral Agent

By:/s/ Gabriel Jacobson
Name: GABRIEL JACOBSON
Title: AUTHORIZED SIGNATORY

[SIGNATURE PAGE TO JOINDER]